UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 25, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005 providing for the issuance of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-01              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K/A relates to the monthly distribution reported to the holders of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Deutsche Bank Nation al Trust Company, as Custodian, and JPMorgan Chase Bank, N.A., as Trustee.

     November 25, 2005 Restatement was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

             Restatement to Certificateholders on November 25, 2005 is filed as
             Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        IXIS Real Estate Mortgage Capital Trust 2005-HE2
        Mortgage Pass-Through Certificates,  Series 2005-HE2

                       JPMORGAN CHASE BANK,N.A., not in its individual capacity but solely as Trustee under the Agreement referred to herein

                 By: /s/  Thomas Venusti
                          --------------------------------------------
                          Thomas Venusti
                          Assistant Vice President

Date: March 27, 2006

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Restatement to Certificateholders

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                      IXIS Real Estate Capital Trust 2005-HE2
                         Statement To Certificateholders
                                November 25, 2005
                               ***RESTATEMENT***


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      255,000,000.00    162,241,430.79   23,175,158.33      575,247.27       23,750,405.60     0.00       0.00     139,066,272.46
A2      175,000,000.00    175,000,000.00            0.00      631,032.99          631,032.99     0.00       0.00     175,000,000.00
A3       70,000,000.00     70,000,000.00            0.00      256,632.64          256,632.64     0.00       0.00      70,000,000.00
A4      109,858,000.00    109,858,000.00            0.00      414,111.26          414,111.26     0.00       0.00     109,858,000.00
AMZ      95,020,000.00     80,567,587.73    3,610,846.37      298,150.43        3,908,996.80     0.00       0.00      76,956,741.36
M1       28,938,000.00     28,938,000.00            0.00      111,324.89          111,324.89     0.00       0.00      28,938,000.00
M2       15,980,000.00     15,980,000.00            0.00       61,750.49           61,750.49     0.00       0.00      15,980,000.00
M3       12,958,000.00     12,958,000.00            0.00       50,407.52           50,407.52     0.00       0.00      12,958,000.00
M4       22,891,000.00     22,891,000.00            0.00       91,807.22           91,807.22     0.00       0.00      22,891,000.00
M5       12,957,000.00     12,957,000.00            0.00       52,300.39           52,300.39     0.00       0.00      12,957,000.00
M6       11,230,000.00     11,230,000.00            0.00       45,716.24           45,716.24     0.00       0.00      11,230,000.00
B1       13,389,000.00     13,389,000.00            0.00       60,385.32           60,385.32     0.00       0.00      13,389,000.00
B2        8,638,000.00      8,638,000.00            0.00       39,701.81           39,701.81     0.00       0.00       8,638,000.00
B3        9,503,000.00      9,503,000.00            0.00       47,359.92           47,359.92     0.00       0.00       9,503,000.00
B4        8,638,000.00      8,638,000.00            0.00       56,066.02           56,066.02     0.00       0.00       8,638,000.00
P               100.00            100.00            0.00      568,473.85          568,473.85     0.00       0.00             100.00
R                 0.00              0.00            0.00            0.00                0.00     0.00       0.00               0.00
TOTALS  850,000,100.00    742,789,118.52   26,786,004.70    3,360,468.26       30,146,472.96     0.00       0.00     716,003,113.82
X        13,821,138.00     13,821,138.20            0.00    1,594,119.72        1,594,119.72     0.00       0.00      13,821,138.20

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Current
                       Beginning                                                                Ending          Class      Pass-thru
Class     CUSIP        Principal       Principal          Interest              Total          Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1     45071KBD5      636.24090506    90.88297384          2.25587165         93.13884549      545.35793122       A1     4.117500 %
A2     45071KBE3    1,000.00000000     0.00000000          3.60590280          3.60590280    1,000.00000000       A2     4.187500 %
A3     45071KBF0    1,000.00000000     0.00000000          3.66618057          3.66618057    1,000.00000000       A3     4.257500 %
A4     45071KBG8    1,000.00000000     0.00000000          3.76951392          3.76951392    1,000.00000000       A4     4.377500 %
AMZ    45071KBH6      847.90136529    38.00090897          3.13776500         41.13867396      809.90045632       AMZ    4.297500 %
M1     45071KBJ2    1,000.00000000     0.00000000          3.84701396          3.84701396    1,000.00000000       M1     4.467500 %
M2     45071KBK9    1,000.00000000     0.00000000          3.86423592          3.86423592    1,000.00000000       M2     4.487500 %
M3     45071KBL7    1,000.00000000     0.00000000          3.89006946          3.89006946    1,000.00000000       M3     4.517500 %
M4     45071KBM5    1,000.00000000     0.00000000          4.01062514          4.01062514    1,000.00000000       M4     4.657500 %
M5     45071KBN3    1,000.00000000     0.00000000          4.03645829          4.03645829    1,000.00000000       M5     4.687500 %
M6     45071KBP8    1,000.00000000     0.00000000          4.07090294          4.07090294    1,000.00000000       M6     4.727500 %
B1     45071KBQ6    1,000.00000000     0.00000000          4.51006946          4.51006946    1,000.00000000       B1     5.237500 %
B2     45071KBR4    1,000.00000000     0.00000000          4.59618083          4.59618083    1,000.00000000       B2     5.337500 %
B3     45071KBS2    1,000.00000000     0.00000000          4.98368094          4.98368094    1,000.00000000       B3     5.787500 %
B4     45071KBT0    1,000.00000000     0.00000000          6.49062514          6.49062514    1,000.00000000       B4     6.732069 %
P      N/A          1,000.00000000     0.00000000  5,684,738.50000000  5,684,738.50000000    1,000.00000000       P      0.000000 %
TOTALS                873.86944839    31.51294300          3.95349161         35.46643460      842.35650539
X      N/A          1,000.00001447     0.00000000        115.33925209        115.33925209    1,000.00001447       X      0.000000 %

-----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Sec. 4.03 Subordinated Amount                                                     13,821,138.21
Sec. 4.03 Specified Subordinated Amount                                           13,821,138.21
Sec. 4.03 Subordinated  Deficiency Amount                                         0.00
Sec. 4.03 Overcollateralization Release Amount                                    0.00
Sec. 4.03 Monthly Excess Interest                                                 1,600,110.74
Sec. 4.03 Monthly Excess Cash Flow Amount                                         1,600,110.74
Sec. 4.03 Extra Principal Distribution Amount                                     0.00

Sec. 4.03 Trustee Fee                                                             1,261.02
Sec. 4.03 Servicing Fee                                                           315,254.23

Sec. 4.03 Current Advances                                                        2,517,423.14

Sec. 4.03(vi) Ending Collateral Balance                                           729,824,152.03

Sec. 4.03 Total Beginning Number of Loans                                         4,623.00
Sec. 4.03 Total Ending Number of Loans                                            4,486.00

Sec. 4.03  Weighted Average Gross Mortgage Rate Entire Deal                       7.458471%

Sec. 4.03 Weighted Average Net Mortgage Rate Entire Deal                          6.956471%

Sec. 4.03 Weighted Average Term to Maturity                                       345.00

Sec. 4.03 Delinquencies

Sec. 4.03 Number of Loans 31 Days Delinquent                                      151.00
Sec. 4.03 Balance of Loans 31 Days Delinquent                                     20,256,332.14
Sec. 4.03 Number of Loans 61 Days Delinquent                                      68.00
Sec. 4.03 Balance of Loans 61 Days Delinquent                                     8,847,766.78
Sec. 4.03 Number of Loans 91 Days Delinquent                                      35.00
Sec. 4.03 Balance of Loans 91 Days Delinquent                                     4,501,082.28
Sec. 4.03 Total Number of Loans Delinquent                                        254.00
Sec. 4.03 Total Balance Delinquent Loans                                          33,605,181.20

Sec. 4.03 Total Number of Loans Delinquent                                        254.00
Sec. 4.03 Total Balance of Loans Delinquent                                       33,605,181.20
Sec. 4.03 (xii) Outstanding Balance of Sixty Plus Day Delinquent                  27,591,278.18

Sec. 4.03 Loans in Foreclosure

                          Number of Loans in Foreclosure 0 to 29 Days Delinquent            0.00
                          Balance of Loans in Foreclosure 0 to 29 Days Delinquent           0.00
                          Number of Loans in Foreclosure 30 to 59 Days Delinquent           0.00
                          Balance of Loans in Foreclosure 30 to 59 Days Delinquent          0.00
                          Number of Loans in Foreclosure 60 to 89 Days Delinquent           16.00
                          Balance of Loans in Foreclosure 60 to 89 Days Delinquent          2,990,374.68
                          Number of Loans in Foreclosure 90+ Days Delinquent                60.00
                          Balance of Loans in Foreclosure 90+ Days Delinquent               9,884,747.54

                Loans in Foreclosure

                       Foreclosure by Group
                       Group                        Number of        Principal Balance       Percentage
                       Number                       Loans

                          1                                76        12,875,122.22            1.76%

Sec. 4.03 Loans in Bankruptcy

                          Number of Loans in Bankruptcy 0 to 29 Days Delinquent                7.00
                          Balance of Loans in Bankruptcy 0 to 29 Days Delinquent               1,035,179.02
                          Number of Loans in Bankruptcy 30 to 59 Days Delinquent               4.00
                          Balance of Loans in Bankruptcy 30 to 59 Days Delinquent              404,465.28
                          Number of Loans in Bankruptcy 60 to 89 Days Delinquent               3.00
                          Balance of Loans in Bankruptcy 60 to 89 Days Delinquent              287,263.61
                          Number of Loans in Bankruptcy 90+ Days Delinquent                    6.00
                          Balance of Loans in Bankruptcy 90+ Days Delinquent                   521,492.20

                Loans in Bankruptcy
                          Bankruptcy by Group
                          Group                  Number of             Principal Balance      Percentage
                          Number                 Loans

                                1                          20              2,248,400.11           0.31%

Sec. 4.03 Loans in REO
                Loans in REO
                           REO by Group
                           Group                    Number of         Principal Balance       Percentage
                           Number                   Loans

                               1                           4                 558,551.09            0.08%

Sec. 4.03 REO Book Value                                                                       558,551.09

          Principal Collections
Scheduled Principal                                                                               422,627.10
Payoffs                                                                                           26,316,677.95
Curtailments                                                                                      46,699.65
Liquidation Proceeds                                                                              0.00

Sec. 4.03 Prepayment Penalties/Premiums                                                           568,473.85

         Prepayment Rate Calculations
Constant Prepayment Rate (CPR)
                          One Month CPR                                                         34.677222%
                          Three Month Average CPR                                               34.653311%

Total Constant Prepayment Rate (CPR)
                          One Month CPR                                                         34.677222%
                          Three Month Average CPR                                               34.653311%

Number of Loans Liquidated                                                                      0.00
Current Realized Losses Incurred                                                                0.00
Net Liquidation Proceeds                                                                        0.00
Loss Severity                                                                                   0.000000%

Cumulative Number of Loans Liquidated                                                           0.00
Cumulative Realized Losses Incurred                                                             0.00
Cumulative Net Liquidation Proceeds                                                             0.00
Cumulative Loss Severity                                                                        0.000000%

Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

        Default Rates
MDR (Monthly Default Rate)
                          Current MDR                                                               0.000000%
                          3 Month Average MDR                                                       0.000000%
                          12 Month Average MDR                                                      0.000000%
                          Cummulative MDR                                                           0.000000%
                          Average MDR Since Cut-Off                                                 0.000000%

CDR (Conditional Default Rate)
                          Current Conditional Default Rate                                          0.000000%
                          3 Month Average CDR                                                       0.000000%
                          12 Month Average CDR                                                      0.000000%
                          Cummulative CDR                                                           0.000000%
                          Average CDR Since Cut-Off                                                 0.000000%


Sec. 4.03 Class M1 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class M1 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class M2 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class M2 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class M3 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class M3 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class M4 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class M4 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class M5 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class M5 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class M6 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class M6 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class B1 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class B1 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class B2 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class B2 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class B3 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class B3 Applied Realized Loss Amount                                                     0.00
Sec. 4.03 Class B4 Unpaid Realized Loss Amount                                                      0.00
Sec. 4.03 Class B4 Applied Realized Loss Amount                                                     0.00

Sec. 4.03(xvi) Unpaid Interest
Class A1 Unpaid Interest Shortfall                                                                  0.00
Class A2 Unpaid Interest Shortfall                                                                  0.00
Class A3 Unpaid Interest Shortfall                                                                  0.00
Class A4 Unpaid Interest Shortfall                                                                  0.00
Class AMZ Unpaid Interest Shortfall                                                                 0.00
Class M1 Unpaid Interest Shortfall                                                                  0.00
Class M2 Unpaid Interest Shortfall                                                                  0.00
Class M3 Unpaid Interest Shortfall                                                                  0.00
Class M4 Unpaid Interest Shortfall                                                                  0.00
Class M5 Unpaid Interest Shortfall                                                                  0.00
Class M6 Unpaid Interest Shortfall                                                                  0.00
Class B1  Unpaid Interest Shortfall                                                                 0.00
Class B2  Unpaid Interest Shortfall                                                                 0.00
Class B3  Unpaid Interest Shortfall                                                                 0.00
Class B4  Unpaid Interest Shortfall                                                                 0.00
Class X Unpaid Interest Shortfall                                                                   0.00

Current Period Relief Act/ Prepayment Interest Shortfalls                                           0.00

Class A1 Interest Reduction                                                                         0.00
Class A2 Interest Reduction                                                                         0.00
Class A3 Interest Reduction                                                                         0.00
Class A4 Interest Reduction                                                                         0.00
Class AMZ Interest Reduction                                                                        0.00
Class M1  Interest Reduction                                                                        0.00
Class M2 Interest Reduction                                                                         0.00
Class M3 Interest Reduction                                                                         0.00
Class M4  Interest Reduction                                                                        0.00
Class M5 Interest Reduction                                                                         0.00
Class B1  Interest Reduction                                                                        0.00
Class M6 Interest Reduction                                                                         0.00
Class B2  Interest Reduction                                                                        0.00
Class B3  Interest Reduction                                                                        0.00
Class B4  Interest Reduction                                                                        0.00
Class X  Interest Reduction                                                                         0.00

Sec. 4.03 Has the Trigger Event Occured                                                             NO
Sec. 4.03 Has the Sequential Trigger Event Occured                                                  NO

Sec. 4.03 Cumulative Realized Losses as a Percentage of Original Collateral Balance                 0.000000%

Sec. 4.03 Available Funds
Available Funds                                                                                     31,741,853.68
Interest Remittance Amount                                                                          4,955,848.98
Principal Remittance Amount                                                                         26,786,004.70

Sec 4.03 Repurchased Principal                                                                      0.00

Class X Distributable Amount                                                                        1,594,119.72

Subsequent Recoveries                                                                               0.00

Basis Risk Shortfalls
Class A1 Aggregate Basis Risk Shortfall                                                             0.00
Class A2 Aggregate Basis Risk Shortfall                                                             0.00
Class A3 Aggregate Basis Risk Shortfall                                                             0.00
Class A4 Aggregate Basis Risk Shortfall                                                             0.00
Class AMZ Aggregate Basis Risk Shortfall                                                            0.00
Class M1 Aggregate Basis Risk Shortfall                                                             0.00
Class M2 Aggregate Basis Risk Shortfall                                                             0.00
Class M3 Aggregate Basis Risk Shortfall                                                             0.00
Class M4 Aggregate Basis Risk Shortfall                                                             0.00
Class M5 Aggregate Basis Risk Shortfall                                                             0.00
Class M6 Aggregate Basis Risk Shortfall                                                             0.00
Class B1 Aggregate Basis Risk Shortfall                                                             0.00
Class B2 Aggregate Basis Risk Shortfall                                                             0.00
Class B3 Aggregate Basis Risk Shortfall                                                             0.00
Class B4 Aggregate Basis Risk Shortfall                                                             0.00

Basis Risk Shortfalls Repaid this Period
Class A1 Basis Risk Shortfalls Repaid this Period this Period                                       0.00
Class A2 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class A3 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class A4 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class AMZ Basis Risk Shortfalls Repaid this Period                                                  0.00
Class M1 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class M2 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class M3 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class M4 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class M5 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class M6 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class B1 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class B1 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class B3 Basis Risk Shortfalls Repaid this Period                                                   0.00
Class B4 Basis Risk Shortfalls Repaid this Period                                                   0.00

Excess Reserve Fund Account                                                                         0.00

A2 Interest Rate Cap Payment                                                                        0.00
M Interest Rate Cap Payment                                                                         0.00
B Interest Rate Cap Payment                                                                         0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.